                                                                EXHIBIT 10.12(f)

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

                                 CITIZENS, INC.

                                  UNIT WARRANT

Warrant No. U-2                                             Dated: July 12, 2004

         Citizens, Inc., a Colorado corporation (the "COMPANY"), hereby certifies that, for value received, Smithfield Fiduciary LLC, or its registered assigns (the "HOLDER"), is entitled to purchase from the Company at any time and from time to time from and after the date hereof and through and including the twelve month anniversary of the Effective Date (the "EXPIRATION DATE") and subject to the following terms and conditions, up to a total of 1,250 Additional Units (as adjusted for any stock dividend, stock split, stock combination or other similar event) at an exercise price equal to $1,000 per Additional Unit (as adjusted for any stock dividend, stock split, stock combination or other similar event) (the "EXERCISE PRICE"). Each "ADDITIONAL UNIT" entitles the Holder to (a) one share of Series A-2 Senior Convertible Preferred Stock (the "SERIES A-2 PREFERRED STOCK") of the Company (the sum of all such shares, the "ADDITIONAL SHARES"), and (b) a warrant in the form attached as Exhibit C to the Purchase Agreement (all such warrants, the "ADDITIONAL WARRANTS"), exercisable for [ ](1) shares of Common Stock (the sum of all such shares, the "ADDITIONAL WARRANT SHARES"), with an exercise price per share calculated as set forth in
Section 4(b) of this Unit Warrant. This Unit Warrant (this "UNIT WARRANT") is one of a series of similar unit warrants issued pursuant to that certain Securities Purchase Agreement, dated as of July 12, 2004, and among the Company and the Purchasers identified therein (the "PURCHASE AGREEMENT"). All such unit warrants are referred to herein, collectively, as the "UNIT WARRANTS."

         1. Definitions. In addition to the terms defined elsewhere in this Unit Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

------------------------
(1) 27.5% warrant coverage.

         2. Registration of Unit Warrant. The Company shall register this Unit Warrant, upon records to be maintained by the Company for that purpose (the "UNIT WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Unit Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Unit Warrant in the Unit Warrant Register, upon surrender of this Unit Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new unit warrant to purchase the Additional Units, in substantially the form of this Unit Warrant (any such new unit warrant, a "NEW UNIT WARRANT"), evidencing the portion of this Unit Warrant so transferred shall be issued to the transferee and a New Unit Warrant evidencing the remaining portion of this Unit Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Unit Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Unit Warrant.

         4. Exercise and Duration of Unit Warrant.

                  (a) This Unit Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Unit Warrant not exercised prior thereto shall be and become void and of no value.

                  (b) A Holder may exercise this Unit Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the "EXERCISE NOTICE"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Additional Units as to which this Unit Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." Subject to the adjustments in Section 9 below, the number of Additional Warrant Shares issuable upon exercise of the Additional Warrants to be issued upon any exercise of this Unit Warrant shall be equal to the product of 0.275 multiplied by the number of shares of Common Stock issuable upon conversion of all the Additional Shares, rounded up to the nearest whole number. The exercise price per Additional Warrant Share for the Additional Warrants shall be equal to 110% of the "A-2 Conversion Price" (as defined below)(as adjusted for any stock dividend, stock split, stock combination or other similar event). The number of Additional Shares shall be equal to the number of Additional Units and the conversion price for such Series A-2 Preferred Stock (the "A-2 Conversion Price) shall be equal to 110% of the arithmetic average of Volume Weighted Average Price for the 30 consecutive Trading Days immediately prior to the Exercise Date, but in no event greater than $11.50 or lower than $7.00 (in each case, as adjusted for any stock dividend, stock split, stock combination or other similar event). The Holder shall not be required to deliver the original Unit Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Unit Warrant and issuance of a New Unit Warrant evidencing the right to purchase the remaining number of Additional Units.

         5. Delivery of Additional Shares and Additional Warrant.

                  (a) Upon exercise of this Unit Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, (i) a certificate for the Additional Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Additional Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, (ii) Additional Warrants exercisable for the appropriate number of Additional Warrant Shares as calculated pursuant to Section 4(b) hereof, (iii) the legal opinion of Company Counsel, substantially in the form of Exhibit E to the Purchase Agreement, executed by such counsel and delivered to the Holders, and (iv) a certificate from an officer of the Company that each of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement are true and correct as of the date when made and as of the Exercise Date as though made on and as of such date, and each of the other conditions set forth in
Section 5.1 of the Purchase Agreement have been satisfied as of the Exercise Date. The Holder, or any Person so designated by the Holder to receive Additional Shares and the Additional Warrants, shall be deemed to have become holder of record of such Additional Shares and Additional Warrants as of the Exercise Date.

                  (b) This Unit Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Additional Units. Upon surrender of this Unit Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Unit Warrant evidencing the right to purchase the remaining number of Additional Units.

                  (c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Additional Shares or Additional Warrants by the third Trading Day after the date on which delivery of such certificate is required by this Unit Warrant and the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Additional Shares or Additional Warrants that the Holder anticipated receiving from the Company (a "BUY-IN"), then in the Holder's sole discretion, the Company shall, within three Trading Days after the Holder's request, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

                  (d) Subject to Section 7, the Company's obligations to issue and deliver Additional Shares and the Additional Warrants in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any

Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Shares and the Additional Warrants. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver the Additional Warrants or Additional Shares upon exercise of this Unit Warrant as required pursuant to the terms hereof.

         6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Additional Shares and the Additional Warrants upon exercise of this Unit Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates and the Additional Warrants, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Additional Shares or the Additional Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Unit Warrant or receiving Additional Shares or the Additional Warrants upon exercise hereof.

         7. Replacement of Unit Warrant. If this Unit Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Unit Warrant, a New Unit Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Unit Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

         8. Reservation of Additional Shares and Additional Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it, upon exercise of the Unit Warrants, to issue Common Stock upon the conversation of the Additional Shares and to issue Additional Warrant Shares upon the exercise of the Additional Warrants, the number of shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination or other similar event) which are then issuable and deliverable upon the exercise of this entire Unit Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section
9). The Company covenants that all Additional Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

         9. Certain Adjustments.

                  (a) The (i) exercise price per Additional Warrant Share and the conversion price per Additional Share and (ii) the number of Additional Warrant Shares issuable upon exercise of the Additional Warrants, shall be adjusted for any stock dividend, stock split, stock combination or other similar event in accordance with Section 9 of the Additional Warrant and Section 15 of the Certificate of Designation, respectively.

                  (b) Simultaneously with any adjustment pursuant to this
Section 9, the number of Additional Warrant Shares that may be purchased upon exercise of the Additional Warrants shall be increased or decreased proportionately, so that after such adjustment the aggregate exercise price payable thereunder for the increased or decreased number of Additional Warrant Shares shall be the same as the aggregate exercise price in effect immediately prior to such adjustment.

                  (c) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (d) Upon the occurrence of each adjustment pursuant to this
Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Unit Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted exercise price per Additional Warrant Share and the number of Additional Warrant Shares issuable upon exercise of the Additional Warrant, describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.

         10. Payment of Exercise Price. The Holder shall pay the Exercise Price in cash by delivering to the Company immediately available funds equal to the Exercise Price.

         11. Call Right.

                  (a) Subject to the provisions of this Section 11, if after the Effective Date the Volume Weighted Average Price of the Company's Common Stock on the New York Stock Exchange is equal to or above $10.50 per share (as adjusted for any stock splits, stock combinations, stock dividends and other similar events) (the "THRESHOLD PRICE") for each of thirty (30) consecutive Trading Days, then the Company shall have the right, but not the obligation (the "CALL RIGHT"), on thirty (30) days prior written notice to the Holder, to require the Holder to exercise any unexercised portion of this Unit Warrant for which an Exercise Notice has not yet been delivered (the "CALL AMOUNT") and as to which exercise is permitted pursuant to Section 4(a) above.

                  (b) To exercise this Call Right, the Company shall deliver to the Holder an irrevocable written notice (a "CALL NOTICE"), indicating the Call Amount. The date that the Company delivers the Call Notice to the Holder shall be referred to as the "CALL DATE." Within thirty (30) days of receipt of the Call Notice, and provided that the Holder is permitted to exercise this Unit Warrant pursuant to Section 4(a) above, the Holder shall exercise this Warrant in whole or in part in accordance with Section 4(b) above. Any unexercised portion of this Unit Warrant to which the Call Notice does not pertain (the "REMAINING PORTION") will be unaffected by such Call Notice.

                  (c) Notwithstanding anything to the contrary set forth in this Unit Warrant, the Company may not deliver a Call Notice or require the cancellation of any unexercised Call Amount (and any Call Notice will be void), unless from the beginning of the thirty (30) consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the date on which the Holder exercises the Call Amount (the "CALL PERIOD") (i) the Company shall have honored in accordance with the terms of this Unit Warrant any Exercise Notice delivered by 6:30 p.m. (New York City time) on the Call Date,
(ii) the Registration Statement shall be effective as to all Underlying Shares and the prospectus thereunder available for use by the Holder for the resale all such Underlying Shares, and (iii) the Closing Price on each Trading Day during the Call Period is greater than the Threshold Price.

         12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Additional Shares. If any fraction of an Additional Share would, except for the provisions of this Section, be issuable upon exercise of this Unit Warrant, the number of Additional Shares to be issued will be rounded up to the nearest whole share.

         13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Purchase Agreement.

         14. Unit Warrant Agent. The Company shall serve as unit warrant agent under this Unit Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new unit warrant agent. Any corporation into which the Company or any new unit warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new unit warrant agent shall be a party or any corporation to which the Company or any new unit warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor unit warrant agent under this Unit Warrant without any further act. Any such successor unit warrant agent shall promptly cause notice of its succession as unit warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Unit Warrant Register.

         15. No Rights as Stockholder until Exercise. Subject to Section 9 of this Unit Warrant and the provisions of any other Transaction Documents, prior to the exercise of this Unit Warrant as provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Additional Shares or Additional Warrants or any other securities of the

Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to the stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividend or subscription rights.

         16. Miscellaneous.

                  (a) Subject to the restrictions on transfer set forth on the first page hereof, this Unit Warrant may be assigned by the Holder. This Unit Warrant may not be assigned by the Company. This Unit Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Unit Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Unit Warrant. This Unit Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Unit Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Additional Shares or Additional Warrants above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Additional Units on the exercise of this Unit Warrant, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Unit Warrant.

                  (c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS UNIT WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS UNIT WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE

PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND HOLDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

                  (d) The headings herein are for convenience only, do not constitute a part of this Unit Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Unit Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Unit Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Unit Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Unit Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                            CITIZENS, INC.

                                            By: /s/ Mark A. Oliver
                                                --------------------------
                                                Name: Mark A. Oliver
                                                Title: President

                             FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase Additional Units under the foregoing Unit Warrant]

To: Citizens, Inc.

The undersigned is the Holder of Unit Warrant No. _______ (the "UNIT WARRANT") issued by Citizens, Inc., a Colorado corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Unit Warrant.

1. The Unit Warrant is currently exercisable to purchase a total of ______________ Additional Units entitling the Holder to ____________ Additional Shares and Additional Warrants exercisable to purchase a total of __________ Additional Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________________ Additional Units pursuant to the Unit Warrant.

3. The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Unit Warrant.

4. Pursuant to this exercise, the Company shall deliver to the Holder ___________Additional Shares and Additional Warrants exercisable to purchase a total of __________ Additional Warrant Shares in accordance with the terms of the Unit Warrant.

5. Following this exercise, the Unit Warrant shall be exercisable to purchase a total of ______________ Additional Units.

Dated:______________,_______            Name of Holder:

                                        (Print)___________________________

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Unit Warrant)